UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2004

ActivCard Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50223	45-0485038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Explanatory Note:

ActivCard Corp. (the “Company”) is filing this Form 8-K/A to amend and restate Item 5.03 of the Company’s Current Report on Form 8-K filed October 4, 2004.

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On September 28, 2004, the Company’s Board of Directors approved a change in the Company’s fiscal year from December 31 to September 30. This change is effective for the current 2004 fiscal year, which would have otherwise ended December 31, 2004 and will now end on September 30, 2004. The Company will file a transitional annual report on Form 10-K for the nine months ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActivCard Corp.
(Registrant)

Date October 27, 2004	/s/ Ragu Bhargava
Ragu Bhargava
Interim Chief Financial Officer